                                                                     EXHIBIT 1.1

                        LITCHFIELD FINANCIAL CORPORATION

                        1,150,000 SHARES OF COMMON STOCK
                            PAR VALUE $.01 PER SHARE



                             UNDERWRITING AGREEMENT



                                                              ____________, 1998


TUCKER ANTHONY INCORPORATED
McDONALD & COMPANY SECURITIES, INC.
J.C. BRADFORD & CO.
c/o Tucker Anthony Incorporated
One Beacon Street
Boston, Massachusetts 02108

Ladies and Gentlemen:

         Litchfield Financial Corporation, a Massachusetts corporation (the "Company") proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), and certain shareholders of the Company (the "Selling Stockholders") named in Schedule II hereto severally propose to sell to the several Underwriters, an aggregate of 1,150,000 shares of the Company's Common Stock, par value $.01 per share (the "Firm Shares"), of which 1,000,000 shares are to be issued and sold by the Company and 150,000 shares are to be sold by the Selling Stockholders, each Selling Stockholder selling the amount set forth opposite such Selling Stockholder's name in Schedule II hereto. The respective amounts of the Firm Shares to be so purchased by the Underwriters are set forth opposite their names in Schedule I hereto. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an aggregate of 172,500 additional shares of the Company's Common Stock solely for the purpose of covering over-allotments, if any (the "Option Shares"). The Firm Shares and the Option Shares purchased pursuant to this Agreement are hereinafter collectively referred to as the "Shares."

         1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  a. The Company has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-3 (Registration No. 333-_______ including the related preliminary prospectus relating to the Shares, has filed such amendments thereto as may have been required as of the date hereof, and will file such additional amendments as may hereafter be required. Copies of such registration statement and any amendments, including any post-effective amendments, and all forms of the related prospectuses contained therein and any supplements thereto, have been delivered to the Underwriters. Such registration statement, including the prospectus, Part II, all financial schedules and exhibits thereto, and all information deemed to be a part of such Registration Statement pursuant to Rule 430A under the Securities Act, at the time when it shall become effective, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act, is herein referred to as the "Registration Statement," and the prospectus included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A of the Rules and Regulations (as defined below) and in the form filed pursuant to Rule 424(b) under the Securities Act is herein referred to as the "Final Prospectus." The prospectus included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus." Any prospectus included in the Registration Statement and in any amendment thereto prior to the effective date of the Registration Statement is referred to herein as a "Preliminary Prospectus." For purposes of this Agreement, "Rules and Regulations" mean the rules and regulations promulgated by the Commission under either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

                  b. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last two paragraphs on the cover page and in the first, third and fourth paragraphs under the caption "Underwriting" in the Final Prospectus). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the First Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act, the Exchange Act and the Rules and Regulations and will comply with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus nor the Final Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first, third and fourth paragraphs under the caption "Underwriting" in the Final Prospectus).

                  c. The Company and each subsidiary of the Company (as used herein, the term "subsidiary" includes any corporation, joint venture or partnership in which the Company or any subsidiary of the Company has an ownership interest) is duly organized and validly existing and in good standing under the laws of the respective jurisdictions of their organization or incorporation, as the case may be, with full power and authority (corporate, partnership and other, as the case may be) to own their properties and conduct their businesses as now conducted and are duly qualified or authorized to do business and are in good standing in all jurisdictions wherein the nature of their business or the character of property owned or leased may require them to be qualified or authorized to do business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company and its subsidiaries hold all licenses, consents and approvals, and have satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as material to the conduct of the respective businesses in which they are engaged in the Effective Prospectus and the Final Prospectus.

                  d. The outstanding stock of each of the Company's corporate subsidiaries is duly authorized, validly issued, fully paid and nonassessable. All of the outstanding stock of each of the Company's corporate subsidiaries owned beneficially and of record by the Company is owned clear of any lien, encumbrance, pledge, equity or claim of any kind. Neither the Company nor any of its subsidiaries is a partner or joint venturer in any partnership or joint venture.

                  e. The capitalization of the Company as of March 31, 1998 is as set forth under the caption "Capitalization" in the Effective Prospectus and the Final Prospectus, and the Company's capital stock conforms to the description thereof contained under the caption "Description of Capital Stock" in the Effective Prospectus and the Final Prospectus. All the issued shares of capital stock of the Company (including the Shares to be sold by the Selling

                           Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable. None of the issued shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholders) have been issued in violation of any preemptive or similar rights. The Shares to be sold by the Company have been duly and validly authorized and, upon issuance and delivery and payment therefor in the manner herein described, will be validly issued, fully paid and nonassessable. Upon the effective date of the offering of the Shares, there will be no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, any shares of Common Stock pursuant to the Company's Articles of Organization, bylaws or other governing documents or any agreement or other instrument to which the Company is a party or by which it may be bound except as described in the Effective Prospectus and the Final Prospectus and except for restrictions on transfer imposed under applicable securities laws. Neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Shares to be sold by the Company to be issued and delivered hereunder, free and clear of all liens, encumbrances, claims, security interests, restrictions, stockholders' agreements and voting trusts whatsoever.

                  f. All offers and sales of the Company's securities prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws, or if not registered in compliance with the applicable federal and state securities laws, any actions arising from such failure to register any such securities are barred by applicable statute of limitations.

                  g. The Company has full legal right, power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney (the "Custody Agreement and Power of Attorney") signed by each Selling Stockholder and the Company, as Custodian, relating to the deposit of the Shares to be sold by such Selling Stockholder and to appointing a certain individual as such Selling Stockholder's attorney-in-fact to the extent set forth therein, relating to the transactions contemplated thereby and by the Registration Statement, and to sell and deliver the Shares to be sold by the Company to the Underwriters as provided herein, and this Agreement and the Custody Agreement and Power of Attorney have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company enforceable against the Company in accordance with their terms. No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement and the Custody Agreement and Power of Attorney by the Company or the consummation by the Company of the transactions contemplated hereby or thereby, except such as have been obtained and such as may be required by the National Association of Securities Dealers, Inc. ("NASD") or under the Securities Act, or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters. The issue and sale of the Shares to be sold by the Company, the Company's performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of, or conflict with, any of the terms and provisions of, or constitute a material default by the Company or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which the Company or any of its subsidiaries or any of their respective properties is subject, the Articles of Organization or bylaws of the Company or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company, or any subsidiary or any of their respective properties. Neither the Company nor any subsidiary is (i) in violation of its Articles of Organization, (ii) in violation of any partnership agreement or joint venture agreement, as the case may be, (iii) in violation of its bylaws or any law, administrative rule or regulation or arbitrators' or administrative or court decree, judgment or order or
                           (iv) in violation of or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may be bound.

                  h. The consolidated financial statements and the related notes of the Company, incorporated by reference in the Registration Statement, the Effective Prospectus and the Final Prospectus present fairly the financial position, results of operations and changes in financial position and cash flow of the Company and its subsidiaries, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The other financial statements and schedules incorporated by reference in or as schedules to the Registration Statement conform to the requirements of the Securities Act, the Exchange Act and the Rules and Regulations and present fairly the information presented therein for the periods shown. The financial and statistical data set forth in the Effective Prospectus and the Final Prospectus under the captions "Prospectus Summary," "Use of Proceeds," "Capitalization," "Selected Consolidated

                           Financial Information," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business" and "Principal and Selling Stockholders" fairly presents the information set forth therein on the basis stated in the Effective Prospectus and the Final Prospectus. Ernst & Young LLP, whose reports appear in the Effective Prospectus and the Final Prospectus, are independent accountants as required by the Securities Act and the Rules and Regulations.

                  i. Subsequent to March 31, 1998, neither the Company nor any subsidiary has sustained any material loss or interference with its business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed in the Effective Prospectus and the Final Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus,
                           (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, and (ii) there has not been any change in the capital stock, partnership interests, joint venture interests, long-term debt or obligations under capital leases of the Company and its subsidiaries, or any issuance of options, warrants or rights to purchase the capital stock of the Company, or any adverse change, or any development involving a prospective adverse change in the management, business, prospects, financial position, net worth or results of operations of the Company or its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Effective Prospectus and the Final Prospectus.

                  j. Except as described in the Effective Prospectus and the Final Prospectus, there is not pending, or to the knowledge of the Company threatened, any action, suit, proceeding, inquiry or investigation, to which the Company, any of its subsidiaries or any of their officers or directors is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, wherein an unfavorable decision, ruling or finding could prevent or materially hinder the consummation of this Agreement or result in a material adverse change in the business condition (financial or other), prospects, financial position, net worth or results of operations of the Company or its subsidiaries.

                  k. There are no contracts or other documents required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement, the Effective Prospectus or the Final Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

                  l. Except as described in the Effective Prospectus and the Final Prospectus, the Company and each of its subsidiaries have good and marketable title to all real and material personal property owned by them, free and clear of all liens, charges, encumbrances or defects except those reflected in the financial statements hereinabove described. The real and personal property and buildings referred to in the Effective Prospectus and the Final Prospectus which are leased from others by the Company are held under valid, subsisting and enforceable leases. The Company or its subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

                  m. The Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements; and, except as disclosed in the Effective Prospectus and the Final Prospectus, neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation.

                  n. The Company and its subsidiaries have filed all federal, state and local income, excise and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due therefrom; and there is no tax deficiency that has been, nor does the Company or any subsidiary have knowledge of any tax deficiency which is likely to be, asserted against the Company or its subsidiaries, which if determined adversely could materially and adversely affect the earnings, assets, affairs, business prospects or condition (financial or other) of the Company or its subsidiaries.

                  o. The Company and its subsidiaries operate their respective businesses in conformity in all material respects with all applicable statutes, common laws, ordinances, decrees, orders, rules and regulations of governmental bodies. The Company and its subsidiaries have all licenses, approvals or consents to operate their respective businesses in all locations in which such businesses are currently being operated, and the Company and its subsidiaries are not aware of any existing or imminent matter which may adversely impact their operations or business prospects other than as specifically disclosed in the Effective Prospectus and the Final Prospectus. The Company has not engaged in any activity, whether alone or in concert with one of its customers, creating the potential for exposure to material civil or criminal monetary liability or other material sanctions under federal or state laws regulating consumer credit transactions, debt collection practices or land sales practices.

                  p. Neither the Company nor any of its subsidiaries have failed to file with the applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order where the failure to file the same would have a material adverse effect on the Company and its subsidiaries, taken as a whole; all such filings or submissions were in material compliance with applicable laws when filed and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions. Neither the Company nor any of its subsidiaries have failed to maintain in full force and effect any license or permit necessary or proper for the conduct of its business, or received any notification that any revocation or limitation thereof is threatened or pending, and, except as disclosed in the Effective Prospectus and the Final Prospectus, there is not pending any change under any law, regulation, license or permit which could materially adversely affect its business, operations, property or business prospects. Neither the Company nor any of its subsidiaries have received any notice of violation of or been threatened with a charge of violating and are not under investigation with respect to a possible violation of any provision of any law, regulation or order.

                  q. No labor dispute exists with the Company's employees or with employees of its subsidiaries or is imminent which could materially adversely affect the Company or any of its subsidiaries. The Company is not aware of any existing or imminent labor disturbance by its employees or by any employees of its subsidiaries which could be expected to materially adversely effect the condition (financial or otherwise), results of operations, properties, affairs, management, business affairs or business prospects of the Company or any of its subsidiaries.

                  r. Except as disclosed in the Effective Prospectus and the Final Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, the licenses, copyrights, trademarks, service marks and trade names presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of its subsidiaries have received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, alone or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or its subsidiaries.

                  s. Neither the Company nor any of its subsidiaries, nor any of the directors, officers, employees or agents of the Company and its subsidiaries have taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might be expected to constitute, stabilization or manipulation of the price of the Common Stock. The

                           Company acknowledges that the Underwriters may engage in passive market making transactions in the Shares on The Nasdaq Stock Market's National Market (the "Nasdaq National Market").

                  t. The Company and each of its subsidiaries are insured by insurers of reorganized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and the Company has no reason to believe that it or any of its subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a comparable cost.

                  u. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                  v. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"), and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  w. The Shares have been approved for listing on the Nasdaq National Market subject to notice of issuance.

         2. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder represents and warrants to each Underwriter and agrees as follows:

                  a. The Selling Stockholder has valid and marketable title to the Shares to be sold by the Selling Stockholder, free and clear of any liens, encumbrances, equities and claims (other than as imposed by the Securities Act or this Agreement), and full right, power and authority to effect the sale and delivery of such Shares; and upon the delivery of and payment for the Shares to be sold by the Selling Stockholder pursuant to this Agreement and the Custody Agreement and Power of Attorney, valid and marketable title thereto, free and clear of any stockholders' agreements, voting trusts, liens, encumbrances, equities and claims, will be transferred to the Underwriters.

                  b. The Selling Stockholder agrees that the shares of Common Stock represented by the certificates are subject to the interest of the Underwriters hereunder, and that the obligations of the Selling Stockholder hereunder shall not be terminated except as provided in this Agreement.

                  c. The Selling Stockholder has duly executed and delivered this Agreement and the Custody Agreement and Power of Attorney; this Agreement and the Custody Agreement and Power of Attorney constitute legal valid and binding obligations of the Selling Stockholder, all authorizations and consents necessary for the execution and delivery of this Agreement and the Custody Agreement and Power of Attorney and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder have been given, except as may be required by the NASD or under the Securities Act or state securities laws or Blue Sky laws; and the Selling Stockholder has the legal capacity and full right, power and authority to execute this Agreement and the Custody Agreement and Power of Attorney.

                  d. The performance of this Agreement and the Custody Agreement and Power of Attorney and the consummation of the transactions contemplated hereby and thereby by the Selling Stockholder will not result in a material breach or violation of, or material conflict with, any of the terms or provisions of, or constitute a material default by the Selling Stockholder under, any indenture, mortgage, deed of trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which the Selling Stockholder or any of his or her properties is bound, any statute, or any judgment, decree, order, rule or regulation or any court or governmental agency or body applicable to the Selling Stockholder or the property of the Selling Stockholder.

                  e. The Selling Stockholder has not distributed nor will distribute any prospectus or other offering material in connection with the offer and sale of the Shares other than any Preliminary Prospectus filed with the Commission or the Final Prospectus or other material permitted by the Securities Act.

                  f. For a period of 120 days from the effective date of the Registration Statement, the Selling Stockholder will not, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of any shares of Common Stock, other than to the Underwriters pursuant to this Agreement, without the prior written consent of the Underwriters.

                  g. To the best knowledge of the Selling Stockholder, the representations and warranties of the Company contained in Section 1 of this Agreement are true and correct; the Selling Stockholder has reviewed and is familiar with the Registration Statement as originally filed with the Commission and the Preliminary Prospectus contained therein. The Preliminary Prospectus does not include an untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Selling Stockholder is not prompted to sell the Shares to be sold by the Selling Stockholder by any information concerning the Company that is not set forth in the Preliminary Prospectus, the Effective Prospectus, or the Final Prospectus.

                  h. At the time the Registration Statement becomes effective (i) such parts of the Registration Statement and any amendments and supplements thereto that specifically refer to the Selling Stockholder, if any, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) such parts of the Effective Prospectus and Final Prospectus that specifically refer to the Selling Stockholder, if any, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  i. No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory body, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement by or on behalf of the Selling Stockholder, and the consummation by it of the transactions herein contemplated (other than as by the Securities Act, state securities laws and the
                           NASD).

                  j. Any certificates signed by or on behalf of the Selling Stockholder as such and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholder to each Underwriter as to the matters covered thereby.

                  k. In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder agrees to deliver to the Underwriters prior to or at the First Closing Date (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  l. The Selling Stockholder will not take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

         3.       Purchase, Sale and Delivery of the Shares.

                  a. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Stockholders agree to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase at a purchase price of $________ per share, the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto.

                  b. The Company grants to the Underwriters an option to purchase, solely for the purpose of covering over-allotments in the sale of Firm Shares, all or any portion of the Option Shares at the purchase price per share set forth above. The option granted hereby may be exercised as to all or any part of the Option Shares at any time within 30 days after the date the Registration Statement becomes effective. The Underwriters shall not be under any obligation to purchase any Option Shares prior to the exercise of such option. The option granted hereby may be exercised by the Underwriters giving written notice to the Company setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for such Option Shares and stating that the Option Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given prior to the First Closing Date (as defined herein), the date set forth therein for such delivery and payment shall not be earlier than two full business days thereafter or the First Closing Date, whichever occurs later. If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment shall not be earlier than three full business days thereafter. In either event, the date so set forth shall not be more than 15 full business days after the date of such notice. The date and time set forth in such notice is herein called the "Option Closing Date." Upon exercise of the option, the Company shall become obligated to sell to the Underwriters, and, subject to the terms and conditions herein set forth, the Underwriters shall become obligated to purchase, for the account of each Underwriter, from the Company, severally and not jointly, the number of Option Shares specified in such notice. Option Shares shall be purchased for the accounts of the Underwriters in proportion to the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto, except that the respective purchase obligations of each Underwriter shall be adjusted so that no Underwriter shall be obligated to purchase fractional Option Shares.

                  c. Certificates in definitive form for the Firm Shares which each Underwriter has agreed to purchase hereunder shall be delivered by or on behalf of the Company and the Selling Stockholders to the Underwriters for the account of such Underwriters against payment by such Underwriters or on their behalf of the purchase price therefor by same day funds to the order of the

                           Company, at the offices of Tucker Anthony
                           Incorporated ("Tucker Anthony"), One Beacon Street, Boston, Massachusetts 02108, or at such other place as may be agreed upon by Tucker Anthony and the Company, at 10:00 A.M., Boston time, on the third full business day after this Agreement becomes effective, such time of delivery against payment being herein referred to as the "First Closing Date." The First Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates." Certificates in definitive form for the Option Shares which each Underwriter shall have agreed to purchase hereunder shall be similarly delivered by or on behalf of the Company on the Option Closing Date against payment by such Underwriter or on its behalf of the purchase price in the manner set forth above. The certificates in definitive form for the Shares to be delivered will be in good delivery form and in such denominations and registered in such names as Tucker Anthony may request not less than 48 hours prior to the First Closing Date or the Option Closing Date, as the case may be. Such certificates will be made available for checking and packaging at a location in New York, New York as may be designated by the Underwriters, at least 24 hours prior to the First Closing Date or the Option Closing Date, as the case may be. It is understood that an Underwriter may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

         4. Offering by the Underwriters. After the Registration Statement becomes effective, the several Underwriters propose to offer for sale to the public the Firm Shares and any Option Shares which may be sold at the price and upon the terms set forth in the Final Prospectus.

         5. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

                  a. The Company shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424(b), 430A and 462(b) of the Rules and Regulations and to notify the Underwriters promptly (in writing, if requested) of all such filings. The Company shall notify the Underwriters promptly of any request by the Commission for any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon the request of the Underwriters, any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in the Underwriters' reasonable opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company shall not file any amendment of or supplement to the Registration Statement, the Effective

                           Prospectus or the Final Prospectus which is not approved by the Underwriters after reasonable notice thereof. The Company shall advise the Underwriters promptly of the issuance by the Commission or any jurisdiction or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

                  b. The Company will take or cause to be taken all necessary action and furnish to whomever the Underwriters direct such information as may be reasonably required in qualifying the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the distribution. The Company shall not be required to qualify as a foreign corporation or (except for the sole purpose of complying with Blue Sky filing requirements) to file a general consent to service of process in any jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.

                  c. Within the time during which a Final Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Company shall promptly notify the Underwriters and shall amend the Registration Statement or supplement the Final Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                  d. The Company will furnish without charge to the Underwriters and make available to the Underwriters copies of the Registration Statement (four of which shall be signed and shall be accompanied by all exhibits, including any which are incorporated by reference, which have not previously been furnished), each Preliminary Prospectus, the Effective Prospectus and the

                           Final Prospectus, and all amendments and supplements thereto, including any prospectus or supplement prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request. The Company will deliver to each Underwriter a copy of each document incorporated by reference in the Effective Prospectus and the Final Prospectus which has not previously been furnished.

                  e. The Company will (i) deliver to the Underwriters at such office or offices as the Underwriters may designate as many copies of the Preliminary Prospectus and Final Prospectus as the Underwriters may reasonably request, and (ii) for a period of not more than nine months after the Registration Statement becomes effective, send to the Underwriters as many additional copies of the Final Prospectus and any supplement thereto as the Underwriters may reasonably request.

                  f. The Company shall make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Securities Act as promptly as practicable and in any event no later than 90 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

                  g. The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Final Prospectus.

                  h. During a period of five years from the effective date of the Registration Statement, the Company will furnish to the Underwriters copies of all reports and other communications (financial or other) furnished by the Company to its stockholders and, as soon as available, copies of any reports or financial statements furnished or filed by the Company to or with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

                  i. The Company will, from time to time, after the effective date of the Registration Statement file with the Commission such reports as are required by the Securities Act, the Exchange Act and the Rules and Regulations, and shall also file with state securities commissions in states where the Shares have been sold by the Underwriters (as the Underwriters shall have advised the Company in writing) such reports as are required to be filed by the securities acts and the regulations of those states.

                  j. Except pursuant to this Agreement or with the Underwriters' written consent, for a period of 120 days from the effective date of the Registration Statement, the Company will not, and the Company has provided agreements executed by each of its executive officers, directors, and the Selling Stockholders of the Company, providing that for a period of 120 days from the First Closing Date, such person or entity will not, offer for sale, sell, grant any options (other than pursuant to existing employee benefit plans and agreements, other existing compensation agreements and existing stock options), rights or warrants with respect to any shares of Common Stock, securities convertible into Common Stock or any other capital stock of the Company, or otherwise dispose of, directly or indirectly, any shares of Common Stock or such other securities or capital stock.

                  k. If at any time during the 25 day period after the Registration Statement is declared effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the Underwriters' opinion, the market price for the Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Final Prospectus), the Company will, after written notice from the Underwriters advising them as to the effect set forth above, prepare, consult with the Underwriters concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to the Underwriters, responding to or commenting on such rumor, publication or event.

                  l. The Company will not take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

                  m. The Company will not take, directly or indirectly, any action which would cause or result in the delisting or the Company's Common Stock on the Nasdaq National Market prior to the First Closing Date or, if the Underwriters exercise the option granted by the Company to cover overallotment, prior to the Option Closing Date.

         6. Expenses. The Company and the Selling Stockholders agree with the Underwriters that (a) whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company will pay all fees and expenses incident to the performance of the obligations of the Company and the Selling Stockholders hereunder, including, but not limited to, (i) the Commission's registration fee, (ii) the expenses of printing (or reproduction) and distributing the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, any amendments or supplements thereto, and this Agreement and other underwriting documents, including the Underwriters' Questionnaires and Blue Sky Memoranda, (iii) fees and expenses of accountants and counsel for the Company and the Selling Stockholders, (iv) expenses of registration or qualification of the Shares under state Blue Sky and securities laws, including the fees and disbursements of counsel to the Underwriters in connection therewith, (v) filing fees paid or incurred by the Underwriters and related fees and expenses of counsel to the Underwriters in connection with filings with the NASD, (vi) fees, costs and expenses associated with the registration and listing of the Shares on the Nasdaq National Market, (vii) the costs and charges of the Company's transfer agent and registrar and the cost of preparing the certificates for the Shares, (viii) all other costs and expenses incident to the performance of their obligations hereunder not otherwise provided for in this
Section 6; and (b) the out-of-pocket expenses, including counsel fees, disbursements and expenses, incurred by the Underwriters in connection with investigating, preparing to market and marketing the Shares and proposing to purchase and purchasing the Shares under this Agreement will be borne and paid by the Company if the sale of the Shares provided for herein is not consummated by reason of the termination of this Agreement by the Company pursuant to
Section 14(a)(i), or because of any failure or refusal on the part of the Company to comply or fulfill any of the conditions of this Agreement. Except as provided in this Section, the Underwriters shall pay all of their own expenses.

         7. Conditions of the Underwriters' Obligations. The respective obligations of the Underwriters to purchase and pay for the Firm Shares shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of all of their covenants and agreements hereunder and to the following additional conditions:

                  a. The Registration Statement and all post-effective amendments thereto shall have become effective not later than 5:30 P.M., Washington, D.C. time, on the day following the date of this Agreement, or such later time and date as shall have been consented to by the Underwriters and all filings required by Rules 424, 430A and 462 of the Rules and Regulations shall have been made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to the Underwriters' satisfaction; and the NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

                  b. No Underwriter shall have advised the Company that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in the Underwriters' reasonable judgment, is material, or omits to state a fact which, in the Underwriters' judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading and the Company shall not have cured such untrue statement of fact or stated a statement of fact required to be stated therein.

                  c. The Underwriters shall have received an opinion, dated the Closing Date, from Hutchins, Wheeler & Dittmar, a professional corporation ("Hutchins, Wheeler & Dittmar"), counsel for the Company, substantially to the effect that:

                           (1) The Company has been duly organized and is validly existing in good standing as a corporation under the laws of the Commonwealth of Massachusetts, with corporate power and authority to own its properties and conduct its business as now conducted, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the failure to so qualify would have a material adverse effect upon the Company and its subsidiaries taken as a whole. The Company holds all licenses, certificates, permits, franchises and authorizations from governmental authorities which are material to the conduct of its business in all locations in which such business is currently being conducted.

                           (2) Each of the Company's subsidiaries is validly existing and in good standing as a corporation under the laws of the state of its incorporation or organization, as the case may be, with power and authority to own its properties and conduct its business as now conducted, and is duly qualified or authorized to do business and is in good standing in all other jurisdictions where the failure to so qualify would have a material adverse effect upon the business of the Company and its subsidiaries taken as a whole. The outstanding stock of each of the Company's subsidiaries is duly authorized, validly issued, fully paid and nonassessable. All of the outstanding stock of each of the corporate subsidiaries owned beneficially and of record by the Company is owned free and clear of all liens, encumbrances, equities and claims. No options or warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in any of the Company's subsidiaries are outstanding. Each of the Company's subsidiaries holds all licenses, certificates, permits, franchises and authorizations from governmental authorities which are material to the conduct of its business in all locations in which such business is currently being conducted.

                           (3) As of the dates specified therein, the Company had authorized and issued capital stock as set forth under the caption "Capitalization" in the Final Prospectus. All of the outstanding shares of the capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and are validly issued, fully paid and nonassessable, and the Shares to be sold by the Company have been duly authorized, and upon issuance thereof and payment therefor as provided herein, will be validly issued, fully paid and nonassessable; none of the issued shares (including the Shares to be sold by the Selling Stockholders) have been issued in violation of or subject to any preemptive rights provided for by law or by the Company's Articles of Organization. There are no preemptive rights or, to the knowledge of such counsel, other rights to subscribe for or to purchase, or any restriction upon the transfer of, the Shares pursuant to the Company's Articles of Organization, bylaws or other governing documents or, to the knowledge of such counsel, any agreement or other instrument to which the Company is a party or by which it may be bound except as described in the Effective Prospectus and Final Prospectus and except for restrictions on transfer imposed under applicable securities laws. Neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Shares to be sold by the Company to be issued and delivered pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests, restrictions, stockholders' agreements and voting trusts whatsoever. The capital stock of the Company and the Shares conform to the description thereof contained in the Final Prospectus. All offers and sales of the Company's securities (including the Shares to be sold by the Selling Stockholders) prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or the subject of an exemption from the registration requirements of applicable state securities or Blue Sky laws, or if not registered in compliance with the applicable federal and state securities laws, any actions arising from such failure to register any such securities are barred by applicable statute of limitations.

                           (4) The Company has full legal right, power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and this Agreement and the Custody Agreement and Power of Attorney have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other laws affecting creditors' rights generally.

                           (5) No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement or the Custody Agreement and Power of Attorney by the Company or the consummation by the Company of the transactions contemplated hereby and thereby, except such as have been obtained under the Securities Act and such as may be required by the NASD and under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters. The performance of this Agreement and the Custody Agreement and Power of Attorney by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or to which the Company or its properties is subject, the Articles of Organization or bylaws of the Company, any statute, or any judgment, decree, order, rule or regulation known to such counsel of any court or governmental agency or body applicable to the Company or any of its subsidiaries or their properties.

                           (6) Except as described in the Final Prospectus, there is not pending, or to the best knowledge of such counsel threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of its subsidiaries, could result in any material adverse change in the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets, of the Company or any of its subsidiaries.

                           (7) To the best knowledge of such counsel, no default exists, and no event has occurred which with notice or after the lapse of time to cure or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which they or their properties are subject, or of the Articles of Organization or bylaws of the Company or any of its subsidiaries.

                           (8) To the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of its subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries and material to the Company and its subsidiaries taken as a whole or any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries.

                           (9) The Registration Statement and all post effective amendments thereto have become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated by the Commission. All filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made; the Registration Statement, the Effective Prospectus and Final Prospectus, and any amendments or supplements thereto (except for the financial statements and schedules included therein as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the descriptions in the Registration Statement, the Effective Prospectus and the Final Prospectus of statutes, regulations, legal and governmental proceedings, and contracts and other documents are accurate in all material respects and present fairly the information required to be stated; and such counsel does not know of any pending or threatened legal or governmental proceedings, statutes or regulations required to be described in the Final Prospectus which are not described as required nor of any contracts or documents of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                           (10) The information in the Effective Prospectus and the Final Prospectus under the caption "Description of Capital Stock," insofar as it purports to summarize the capital stock of the Company, is correct in all material respects.

                           In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, the Effective Prospectus and the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein).

                  d. The Underwriters shall have received an opinion, dated the Closing Date, of Hutchins, Wheeler and Dittmar as counsel for the Selling Stockholders, substantially to the effect that:

                           (1) This Agreement and the Custody Agreement and Power of Attorney have been duly executed and delivered by or on behalf of each of the Selling Stockholders and constitute valid and binding agreements of the Selling Stockholders in accordance with their terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect affecting the enforcement of creditors' rights and except that the enforceability of the rights to indemnity and contribution contained herein may be limited by federal or state laws and public policy underlying such laws.

                           (2) To the best knowledge of such counsel, the sale of the Shares to be sold by the Selling Stockholders hereunder and the compliance by the Selling Stockholders with all of the provisions of this Agreement and the Custody Agreement and Power of Attorney, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of the Selling Stockholders is a party or by which any of the Selling Stockholders is bound or to which any of the property or assets of any of the Selling Stockholders is subject, or any statute, order, rule or regulation of any court or governmental agency or body known to such counsel to be applicable to the Selling Stockholders or the property of the Selling Stockholders.

                           (3) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Custody Agreement and Power of Attorney in connection with the Shares to be sold by the Selling Stockholders hereunder, except which have been duly obtained and in full force and effect, such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters, as to which such counsel need express no opinion.

                           (4) The Selling Stockholders have full right, power and authority to sell, transfer and deliver such Shares pursuant to this Agreement and the Custody Agreement and Power of Attorney. Assuming that the Underwriters will take delivery of the Shares for value in good faith and without notice of any adverse claim within the meaning of the Uniform Commercial Code and that the Underwriters are not parties themselves to any fraud or illegality affecting the Shares, and by delivery of a certificate or certificates therefor, the Selling Stockholders will transfer to the Underwriters good and marketable title to such shares, free and clear of (i) all liens, encumbrances, claims, security interests and (ii) to the knowledge of such counsel, all restrictions, stockholders' agreements and voting trusts.

                  e. The Underwriters shall have received an opinion or opinions, dated the Closing Date, of Bass, Berry & Sims PLC, counsel for the Underwriters, with respect to the Registration Statement and the Final Prospectus, and such other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. Such counsel may rely on Hutchins, Wheeler, Dittmar as to matters of Massachusetts law.

                  f. The Underwriters shall have received from Ernst & Young LLP, a letter dated the date hereof and, at the Closing Date, a second letter dated the Closing Date, in form and substance satisfactory to the Underwriters, stating that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable Rules and Regulations, and to the effect that:

                           (1) In their opinion, the financial statements and schedules examined by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published Rules and Regulations and are presented in accordance with generally accepted accounting principles; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, and/or condensed financial statements derived from audited financial statements of the Company;

                           (2) The unaudited selected financial information included in the Preliminary Prospectus and the Final Prospectus under the captions "Prospectus Summary" and "Selected Consolidated Financial Information" for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 agrees with the corresponding amounts in the audited financial statements incorporated by reference in the Final Prospectus or previously reported on by them;

                           (3) On the basis of a reading of the latest available unaudited interim consolidated financial statements of the Company and its subsidiaries, a reading of the minute books of the Company and its subsidiaries, inquiries of management of the Company responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Underwriters, nothing came to their attention that caused them to believe that:

                                    (a)     the unaudited financial statements
                                            included in the Registration
                                            Statement do not comply as to form
                                            in all material respects with the
                                            accounting requirements of the
                                            federal securities laws and the
                                            related published rules and
                                            regulations thereunder or are not in
                                            conformity with generally accepted
                                            accounting principles applied on a
                                            basis substantially consistent with
                                            the basis for the audited financial
                                            statements contained in the
                                            Registration Statement;

                                    (b)     any other unaudited financial
                                            statement data included in the Final
                                            Prospectus do not agree with the
                                            corresponding items in the unaudited
                                            consolidated financial statements
                                            from which data was derived and any
                                            such unaudited data were not
                                            determined on a basis substantially
                                            consistent with the basis for the
                                            corresponding amounts in the audited
                                            financial statements included in the
                                            Prospectus;

                                    (c)     at a specified date not more than
                                            five days prior to the date of
                                            delivery of such respective letter,
                                            there was any change in the
                                            consolidated capital stock, decline
                                            in stockholders' equity or increase
                                            in long-term debt of the Company and
                                            its subsidiaries, or other items
                                            specified by the Underwriters, in
                                            each case as compared with amounts
                                            shown in the latest balance sheets
                                            included in the Final Prospectus,
                                            except in each case for changes,
                                            decreases or increases which the
                                            Final Prospectus discloses have
                                            occurred or may occur or which are
                                            described in such letters; and

                                    (d)     for the period from the closing date
                                            of the latest consolidated
                                            statements of income included in the
                                            Effective Prospectus and the Final
                                            Prospectus to a specified date not
                                            more than five days prior to the
                                            date of delivery of such respective
                                            letter, there were any decreases in
                                            total revenues or net income of the
                                            Company, or other items specified by
                                            the Underwriters,
                                            or any increases in any items
                                            specified by the Underwriters, in
                                            each case as compared with the
                                            corresponding period of the
                                            preceding year, except in each case
                                            for decreases which the Final
                                            Prospectus discloses have occurred
                                            or may occur or which are described
                                            in such letter.

                                    They have carried out certain specified
                                    procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Effective Prospectus and the Final Prospectus and have compared and agreed such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries or to analyses and schedules prepared by the Company and its subsidiaries from its detailed accounting records.

                                    In the event that the letters to be
                                    delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with Ernst & Young LLP, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the stockholders' equity or long-term debt of the Company as compared with the amounts shown in the latest consolidated balance sheets of the Company included in the Final Prospectus, or a material adverse change in total revenues or net income, of the Company, in each case as compared with the corresponding period of the prior year.

                  g. There shall have been furnished to the Underwriters a certificate, dated the Closing Date and addressed to the Underwriters, signed by the Chief Executive Officer and by the Chief Financial Officer of the Company to the effect that:

                           (1) the representations and warranties of the Company in Section 1 of this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (2) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending, or to their knowledge, threatened under the Securities Act;

                           (3) all filings required by Rules 424, 430A and 462 of the Rules and Regulations have been made;

                           (4)      they have carefully examined the
                                    Registration Statement, the Effective
                                    Prospectus and the Final Prospectus, and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                           (5) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

                  h. Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, and except as stated therein, the Company and its subsidiaries shall have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, or become a party to or the subject of any litigation which is material to the Company and its subsidiaries taken as a whole, nor shall there have been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, key personnel, capitalization, net worth results of operations or condition (financial or other) of the Company and its subsidiaries taken as a whole, which loss, interference, litigation or change, in the Underwriters' judgment shall render it unadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares.

                  i. The representations and warranties of the Selling Stockholders shall be true and correct as of the Closing Date, and the Selling Stockholders shall deliver to the Underwriters a certificate to that effect dated the Closing Date and executed by or on behalf of the Selling Stockholders.

All such opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Underwriters and their counsel. The Company shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriters shall reasonably request.

The respective obligations of the Underwriters to purchase and pay for the Option Shares shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Shares, except that all references to the "Closing Date" shall be deemed to refer to the Option Closing Date, if it shall be a date other than the Closing Date.

         8. Condition of the Company's and the Selling Stockholders' Obligations. The obligations hereunder of the Company and the Selling Stockholders are subject to the condition set forth in Section 7(a) hereof.

         9.       Indemnification and Contribution.

                  a. The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon (i) any inaccuracy in the representations and warranties of the Company or the Selling Stockholders contained herein, (ii) any failure of the Company or the Selling Stockholders to perform its or their obligations hereunder or under law or (iii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or in any Blue Sky application or other written information furnished by the Company or the Selling Stockholders filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor the Selling Stockholders will be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus or such amendment or such supplement or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first, third and fourth paragraphs under the caption "Underwriting" in any Preliminary

                           Prospectus and the Final Prospectus and the Effective Prospectus). The Company shall be liable for the full amount of all claims pursuant to this Section and this Agreement.

                  b. Each Underwriter will indemnify and hold harmless the Selling Stockholders and the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first, third and fourth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Effective Prospectus and the Final Prospectus);

                  c. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, including governmental proceedings, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9 notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation except that the indemnified party shall have the right to employ separate counsel if, in its reasonable judgment, it is advisable for the indemnified party and any other Underwriter to be represented by separate counsel, and in that event the fees and expenses of separate counsel shall be paid by the indemnifying party. Neither the Company nor any of the Selling Stockholders will, without prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

                  d. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding part of this
                           Section 9 is for any reason held to be unavailable to the Underwriters, or the Company is insufficient to hold harmless an indemnified party, then the Company shall contribute to the damages paid by the Underwriters, and the Underwriters shall contribute to the damages paid by the Company provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Shares (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company, and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the underwriting discount applicable to the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any similar claim. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such

                           Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

                  e. The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

         10. Default of Underwriters. If any Underwriter defaults in its obligation to purchase Shares hereunder and if the total number of Shares which such defaulting Underwriter agreed but failed to purchase is ten percent or less of the total number of Shares to be sold hereunder, the non-defaulting Underwriters shall be obligated severally to purchase (in the respective proportions which the number of Shares set forth opposite the name of each non-defaulting Underwriter in Schedule I hereto bears to the total number of Shares set forth opposite the names of all the non-defaulting Underwriters), the Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter so defaults and the total number of Shares with respect to which such default or defaults occur is more than ten percent of the total number of Shares to be sold hereunder, and arrangements satisfactory to the other Underwriters and the Company for the purchase of such Shares by other persons (who may include the non-defaulting Underwriters) are not made within 36 hours after such default, this Agreement, insofar as it relates to the sale of the Shares, will terminate without liability on the part of the non-defaulting Underwriters or the Company except for (i) the provisions of Section 9 hereof, and (ii) the expenses to be paid or reimbursed by the Company pursuant to
Section 6. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

         11. Default by the Selling Stockholders. If any of the Selling Stockholders fails to sell and deliver the number of Shares that such Selling Stockholder is obligated to sell, the Underwriters may, at their option, by notice to the Company, either (a) require the Company to sell and deliver such number of shares of Common Stock as to which such Selling Stockholder has defaulted, or (b) terminate this Agreement if the Company shall have refused to sell and deliver to the Underwriters the shares of Common Stock referred to in
Section 11(a). In the event of a default under this Section 11 that does not result in the termination of this Agreement, the Underwriters shall have the right to postpone the First Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. No action taken pursuant to this Section 11 shall relieve the Company or the Selling Stockholder so defaulting from liability, if any, in respect of such default.

         12. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Selling Stockholders, the Company, its officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Selling Stockholders, the Company, any of its officers or directors, any Underwriter or any controlling person, (ii) any termination of this Agreement and (iii) delivery of and payment for the Shares.

         13. Effective Date. This Agreement, after due execution, shall become effective at whichever of the following times shall first occur: (i) at 11:30 A.M., Washington, D.C. time, on the next full business day following the date on which the Registration Statement becomes effective or (ii) at such time after the Registration Statement has become effective as the Underwriters shall release the Firm Shares for sale to the public; provided, however, that the provisions of Sections 6, 9, 12 and 13 hereof shall at all times be effective. For purposes of this Section 13, the Firm Shares shall be deemed to have been so released upon the release by the Underwriters for publication, at any time after the Registration Statement has become effective, of any newspaper advertisement relating to the Firm Shares or upon the release by the Underwriters of telegrams offering the Firm Shares for sale to securities dealers, whichever may occur first.

         14.      Termination.

                  a. The Company's obligations under this Agreement may be terminated by the Company by notice to the Underwriters (i) at any time before it becomes effective in accordance with Section 13 hereof, or
                           (ii) in the event that the condition set forth in
                           Section 8 shall not have been satisfied at or prior to the First Closing Date.

                  b. This Agreement may be terminated by the Underwriters by notice to the Company and the Selling Stockholders
                           (i) at any time before it becomes effective in accordance with Section 13 hereof; (ii) in the event that at or prior to the First Closing Date the Company or the Selling Stockholders shall have failed, refused or been unable to perform any agreement on the part of the Company or the Selling Stockholders to be performed hereunder or any other condition to the obligations of the Underwriters hereunder is not fulfilled; (iii) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange or the over-the- counter market shall have been suspended or materially limited or minimum or maximum prices shall have been established on either of such Exchanges or such market, or a banking moratorium shall have been declared by Federal or state authorities; (iv) if at or prior to the Closing Date trading in securities of the Company shall have been suspended; or (v) if there shall have been such a material change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Underwriters' reasonable judgment, makes it inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares.

                  c.       Termination of this Agreement pursuant to this
                           Section 14 shall be without liability of any party to any other party other than as provided in Sections 6 and 9 hereof.

         15. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to Tucker Anthony Incorporated, One Beacon Street, Boston, Massachusetts 02108, Attn: Gregory W. Benning, or if sent to the Company or the Selling Stockholders shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 430 Main Street, Williamstown, Massachusetts 01267,
Attn: Richard A. Stratton.

         16. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and the Selling Stockholders and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Company, the Selling Stockholders and the several Underwriters and for the benefit of no other person except that (i) the representations and warranties of the Company and the Selling Stockholders and contained in this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act, and (ii) the indemnities by the Underwriters shall also be for the benefit of the directors of the Company, officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Securities Act. No purchaser of Shares from any Underwriter will be deemed a successor because of such purchase. The validity and interpretation of this Agreement shall be governed by the laws of the State of Massachusetts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Selling Stockholders and each of the several Underwriters.

                              Very truly yours,

                              LITCHFIELD FINANCIAL CORPORATION


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:



                              SELLING STOCKHOLDERS, named in Schedule II hereto:


                              By:
                                 -----------------------------------------------
                                 Richard A. Stratton, Attorney-in-Fact

Confirmed and accepted as of the date first above written.


TUCKER ANTHONY INCORPORATED

By:_______________________________

Name:____________________________

Title:_____________________________




McDONALD & COMPANY SECURITIES, INC.

By:_______________________________

Name:____________________________

Title:_____________________________




J.C. BRADFORD & CO.

By:_______________________________

Name:____________________________

Title:_____________________________

                                   SCHEDULE I

                                  UNDERWRITERS


                                                                                        NUMBER OF
                                                                                       FIRM SHARES
                                 UNDERWRITER                                         TO BE PURCHASED
----------------------------------------------------------------------------         ---------------
Tucker Anthony Incorporated.................................................
McDonald & Company Securities, Inc..........................................
J.C. Bradford & Co..........................................................
                                                                                         ---------
                     Total Firm Shares to be Purchased......................             1,150,000
                                                                                         =========

                                   SCHEDULE II

                              SELLING STOCKHOLDERS





                                                                                      NUMBER OF
                                                                                     FIRM SHARES
                                 NAME                                              TO BE PURCHASED
                                                                                     FROM SELLING
                                                                                     SHAREHOLDERS
---------------------------------------------------------------------              ----------------
Richard A. Stratton..................................................
Heather A. Sica......................................................
                                                                                         -------
                     Total Firm Shares to be Purchased
                     from the Selling Shareholders...................                    150,000
                                                                                         =======